Exhibit 10.6

ONESTREAM, INC.

2024 EQUITY INCENTIVE PLAN

1.
Purposes of the Plan; Award Types.
(a)
Purposes of the Plan. The purposes of this Plan are to attract and retain personnel for positions with the Company Group, to provide additional incentive to Employees, Directors, and Consultants (collectively, “Service Providers”), and to promote the success of the Company’s business.
(b)
Award Types. The Plan permits the grant of Incentive Stock Options to any ISO Employee and the grant of Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Performance Awards to any Service Provider.
2.
Definitions. The following definitions are used in this Plan:
(a)
“Administrator” means Administrator as defined in Section 4(a).
(b)
“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of Shares under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and, only to the extent applicable with respect to an Award or Awards, the tax, securities, exchange control, and other laws of any jurisdictions other than the United States where Awards are, or will be, granted under the Plan. Reference to a section of an Applicable Law or regulation related to that section shall include such section or regulation, any valid regulation issued under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(c)
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards.
(d)
“Award Agreement” means the written or electronic agreement setting forth the terms applicable to an Award granted under the Plan. The Award Agreement is subject to the terms of the Plan.
(e)
“Board” means the Board of Directors of the Company.
(f)
“Change in Control” means the occurrence of any of the following events:
(i)
A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, that for this subsection, none of the following will be considered a Change in Control: (1) the acquisition of additional stock by any one Person, who prior to such acquisition is considered to own more than 50% of the total voting power of the stock of the Company; (2) the acquisition of additional securities or voting power of the Company by any or some combination of the Specified Stockholders (as defined below), their Permitted Transferees (as defined in the Company’s Certificate of Incorporation, as it may be amended from time to time (the “COI”)), or both; (3) any change in the Specified Stockholders’ voting power of the Company resulting from a repurchase, redemption, retirement or other similar acquisition of stock of the Company by the Company; (4) any change in voting power as a result of a transfer by a Specified Stockholder to a Permitted Transferee or from any such Permitted Transferee back to such Specified Stockholder or any other Permitted Transferee, or both as of the time of each such transfer of such Specified Stockholder; (5) any change in the Specified Stockholders’ voting power of the Company resulting from a conversion of shares of stock of the Company reducing the number of shares or vote per share of stock outstanding; or (6) any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this Section 2(f)(i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
(ii)
A change in the effective control of the Company which occurs on the date a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the appointment or election. For purposes of this Section 2(f)(ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii)
A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, that for this Section 2(f)(iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets:
(1)
a transfer to an entity controlled by the Company’s stockholders immediately after the transfer, or
(2)
a transfer of assets by the Company to:
(A)
a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock,
(B)
an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company,

(C)
a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or
(D)
an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in Section 2(f)(iii)(2)(A) to Section 2(f)(iii)(2)(C).

For this definition, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For this definition, persons will be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. For the avoidance of doubt, wholly-owned subsidiaries of the Company shall not be considered “Persons” for purposes of this Section 2(f).

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. For the avoidance of doubt, wholly-owned subsidiaries of the Company shall not be considered “Persons” for purposes of this Section 2(f).

(iv)
A transaction will not be a Change in Control:
(1)
unless the transaction qualifies as a change in control event within the meaning of Code Section 409A; or
(2)
if its primary purpose is to (1) change the jurisdiction of the Company’s incorporation, or (2) create a holding company owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(g)
“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a section of the Code or regulation related to that section shall include such section or regulation, any valid regulation issued or other official applicable guidance of general or direct applicability promulgated under such section or regulation, and any comparable provision of any future legislation, regulation or official guidance of general or direct applicability amending, supplementing or superseding such section or regulation.
(h)
“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board.
(i)
“Common Stock” means the Class A common stock of the Company.
(j)
“Company” means OneStream, Inc., a Delaware corporation, or any of its successors.
(k)
“Company Group” means the Company, any Parent or Subsidiary, and any entity that, from time to time and at the time of any determination, directly or indirectly, is in control of, is controlled by or is under common control with the Company.

(l)
“Consultant” means any natural person engaged by a member of the Company Group to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities. A Consultant must be a person to whom the issuance of Shares registered on Form S-8 under the Securities Act is permitted.
(m)
“Director” means a member of the Board.
(n)
“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(o)
“Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any member of the Company Group. However, with respect to Incentive Stock Options, an Employee must be employed by the Company or any Parent or Subsidiary of the Company (such an Employee, an “ISO Employee”). Notwithstanding, Options awarded to individuals not providing services to the Company or a Subsidiary of the Company should be carefully structured to comply with the payment timing rule of Code Section 409A. Neither service as a Director nor payment of a director’s fee by the Company will constitute “employment” by the Company.
(p)
“Exchange Act” means the U.S. Securities Exchange Act of 1934.
(q)
“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower Exercise Prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the Exercise Price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.
(r)
“Exercise Price” means the price payable per share to exercise an Award.
(s)
“Expiration Date” means the last possible day on which an Option or Stock Appreciation Right may be exercised. Any exercise must be completed before midnight U.S. Pacific Time between the Expiration Date and the following date; provided, however, that any broker-assisted cashless exercise of an Option granted hereunder must be completed by the close of market trading on the Expiration Date.
(t)
“Fair Market Value” means, as of any date, the value of a Share, determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, the Fair Market Value will be the closing sales price for a Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by such source as the Administrator determines to be reliable. If the determination date for the Fair Market Value occurs on a non-Trading Day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding Trading Day, unless otherwise determined by the Administrator;
(ii)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date on the last Trading Day such bids and asks were reported), as reported by such source as the Administrator determines to be reliable;
(iii)
For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or
(iv)
Absent an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend, holiday or other day other than a Trading Day, the Fair Market Value will be the price as determined under subsections (t)(i) or (t)(ii) above on the immediately preceding Trading Day, unless otherwise determined by the Administrator. In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the Exercise Price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. Note that the determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(u)
“Fiscal Year” means a fiscal year of the Company.
(v)
“Grant Date” means Grant Date as defined in Section 4(c).
(w)
“Incentive Stock Option” means an Option that is intended to qualify and does qualify as an incentive stock option within the meaning of Code Section 422.
(x)
“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(y)
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(z)
“Option” means a right to acquire Shares granted under Section 6.
(aa)
“Outside Director” means a Director who is not an Employee.

(bb)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
(cc)
“Participant” means the holder of an outstanding Award.
(dd)
“Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be cash- or stock-denominated and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 10.
(ee)
“Performance Period” means Performance Period as defined in Section 10(a)
(ff)
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(gg)
“Plan” means this 2024 Equity Incentive Plan.
(hh)
“Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.
(ii)
“Restricted Stock” means Shares issued under an Award granted under Section 8 or issued as a result of the early exercise of an Option.
(jj)
“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value, granted under Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(kk)
“Securities Act” means U.S. Securities Act of 1933.
(ll)
“Service Provider” means an Employee, Director or Consultant.
(mm)
“Share” means a share of the Common Stock as adjusted in accordance with Section 13 of the Plan.
(nn)
“Specified Stockholders” means KKR Related Parties (as defined in the COI) and the Shea Related Parties (as defined in the COI).
(oo)
“Stock Appreciation Right” means an Award granted under Section 7.
(pp)
“Subsidiary” means a “subsidiary corporation” as defined in Code Section 424(f), in relation to the Company.
(qq)
“Tax Withholdings” means tax, social insurance and social security liability or premium obligations in connection with the Awards, including, without limitation, (i) all federal, state, and local income, employment and any other taxes (including the Participant’s U.S. Federal Insurance

Contributions Act (FICA) obligation) that are required to be withheld by the Company or a member of the Company Group, (ii) the Participant’s and, to the extent required by the Company, the fringe benefit tax liability of the Company or a member of the Company Group, if any, associated with the grant, vesting, or exercise of an Award or sale of Shares issued under the Award, and (iii) any other taxes or social insurance or social security liabilities or premium the responsibility for which the Participant has, or has agreed to bear, with respect to such Award, the Shares subject to, or other amounts or property payable under, an Award, or otherwise associated with or related to participation in the Plan and with respect to which the Company or the applicable member of the Company Group has either agreed to withhold or has an obligation to withhold.
(rr)
“Ten Percent Owner” means Ten Percent Owner as defined in Section 6(b)(i).
(ss)
“Trading Day” means a day on which the primary stock exchange or national market system (or other trading platform, as applicable) on which the Common Stock trades is open for trading.
(tt)
“Transaction” means Transaction as defined in Section 14(a).
3.
Shares Subject to the Plan.
(a)
Allocation of Shares to Plan. The maximum aggregate number of Shares that may be issued under the Plan is:
(i)
32,100,000 Shares, plus
(ii)
any Shares subject to stock options or other awards granted under the OneStream Software LLC 2019 Common Unit Option Plan that on or after the Registration Date, expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan under this clause (ii) equal to 37,414,344 Shares, plus
(iii)
any additional Shares that become available for issuance under the Plan under Sections 3(b) and 3(c).

The Shares may be authorized but unissued Common Stock or Common Stock issued and then reacquired by the Company.

(b)
Automatic Share Reserve Increase. The number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2025 Fiscal Year, in an amount equal to the least of:
(i)
26,800,000 Shares,
(ii)
5% of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and
(iii)
a lesser number of Shares determined by the Administrator.

(c)
Share Reserve Return.
(i)
Options and Stock Appreciation Rights. If an Option or Stock Appreciation Right expires or becomes unexercisable without having been exercised in full or is surrendered under an Exchange Program, the unissued Shares subject to the Option or Stock Appreciation Right will become available for future issuance under the Plan.
(ii)
Stock Appreciation Rights. Only Shares actually issued pursuant to a Stock Appreciation Right (i.e., the net Shares issued) will cease to be available under the Plan; all remaining Shares originally subject to the Stock Appreciation Right will remain available for future issuance under the Plan.
(iii)
Full-Value Awards. Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, or stock-settled Performance Awards that are reacquired by the Company due to failure to vest or are forfeited to the Company will become available for future issuance under the Plan.
(iv)
Withheld Shares. Shares used to pay the Exercise Price of an Award or to satisfy Tax Withholdings related to an Award will become available for future issuance under the Plan.
(v)
Cash-Settled Awards. If any portion of an Award under the Plan is paid to a Participant in cash rather than Shares, that cash payment will not reduce the number of Shares available for issuance under the Plan.
(d)
Incentive Stock Options. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal 300% of the aggregate Share number stated in Section 3(a) plus, to the extent allowable under Code Section 422, any Shares that become available for issuance under the Plan under Sections 3(b) and 3(c).
(e)
Adjustment. The numbers provided in Sections 3(a), 3(b), and 3(d) will be adjusted as a result of changes in capitalization and any other adjustments under Section 13.
(f)
Substitute Awards. If the Committee grants Awards in substitution for equity compensation awards outstanding under a plan maintained by an entity acquired by or becomes a part of any member of the Company group, the grant of those substitute Awards will not decrease the number of Shares available for issuance under the Plan.
(g)
Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4.
Administration of the Plan.
(a)
Procedure.
(i)
The Plan will be administered by the Board or a Committee (the “Administrator”). Different Administrators may administer the Plan with respect to different groups of Service Providers. The Board may retain the authority to concurrently administer the Plan with a Committee and may revoke the delegation of some or all authority previously delegated.
(ii)
To the extent permitted by Applicable Laws, the Board or a Committee may delegate to one or more subcommittees of the Board or a Committee or officers the authority to grant Awards to Employees of the Company or any of its Subsidiaries, provided that the delegation must comply with any limitations on the authority required by Applicable Laws, including the total number of Shares that may be subject to the Awards granted by such officer(s). This delegation may be revoked at any time by the Board or Committee.
(b)
Powers of the Administrator. Subject to the terms of the Plan, any limitations on delegations specified by the Board, and any requirements imposed by Applicable Laws, the Administrator will have the authority, in its sole discretion, to make any determinations and perform any actions deemed necessary or advisable to administer the Plan including:
(i)
to determine the Fair Market Value;
(ii)
to approve forms of Award Agreements for use under the Plan;
(iii)
to select the Service Providers to whom Awards may be granted and grant Awards to such Service Providers;
(iv)
to determine the number of Shares to be covered by each Award granted;
(v)
to determine the terms and conditions, consistent with the Plan, of any Award granted. Such terms and conditions may include, but are not limited to, the Exercise Price, the time(s) when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating to an Award;
(vi)
to institute and determine the terms and conditions of an Exchange Program;
(vii)
to construe interpret the Plan and make any decisions necessary to administer the Plan, including but not limited to determining whether and when a Change in Control has occurred;
(viii)
to establish, amend and rescind rules and regulations and adopt sub-plans relating to the Plan, including rules, regulations and sub-plans for the purposes of facilitating compliance with applicable non-U.S. laws, easing the administration of the Plan and/or obtaining tax-favorable treatment for Awards granted to Service Providers located outside the U.S., in each case as the Administrator may deem necessary or advisable;
(ix)
to interpret, modify or amend each Award (subject to Section 19), including extending the Expiration Date and the post-termination exercisability period of such modified or amended Awards;

(x)
to allow Participants to satisfy tax withholding obligations in any manner permitted by Section 16;
(xi)
to delegate ministerial duties to any of the Company’s employees;
(xii)
to authorize any person to take any steps and execute, on behalf of the Company, any documents required for an Award previously granted by the Administrator to be effective;
(xiii)
to temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes, provided that, unless prohibited by Applicable Laws, such suspension shall be lifted in all cases not less than 10 Trading Days before the last date that the Award may be exercised;
(xiv)
to allow Participants to defer the receipt of the payment of cash or the delivery of Shares otherwise due to any such Participants under an Award; and
(xv)
to make any determinations necessary or appropriate under Section 13
(c)
Grant Date. The grant date of an Award (“Grant Date”) will be the date that the Administrator makes the determination granting such Award or may be a later date if such later date is designated by the Administrator on the date of the determination or under an automatic grant policy. Notice of the determination will be provided to each Participant within a reasonable time after the Grant Date.
(d)
Waiver. The Administrator may waive any terms, conditions or restrictions.
(e)
Fractional Shares. Except as otherwise provided by the Administrator, any fractional Shares that result from the adjustment of Awards will be canceled. Any fractional Shares that result from vesting percentages will be accumulated and vested on the date that an accumulated full Share is vested.
(f)
Electronic Delivery. The Company may deliver by e-mail or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company or another member of the Company Group) all documents relating to the Plan or any Award and all other documents that the Company is required to deliver to its security holders (including prospectuses, annual reports and proxy statements).
(g)
Choice of Law; Choice of Forum. The Plan, all Awards and all determinations made and actions taken under the Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under this Plan, a Participant’s acceptance of an Award is his or her consent to the jurisdiction of the State of Delaware, and agreement that any such litigation will be conducted in Delaware Court of Chancery, or the federal courts for the United States for the District of Delaware, and no other courts, regardless of where a Participant’s services are performed.

(h)
Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
5.
Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.
Stock Options.
(a)
Stock Option Award Agreement. Each Option will be evidenced by an Award Agreement that will specify the number of Shares subject to the Option, per share Exercise Price, its Expiration Date, and such other terms and conditions as the Administrator determines. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. An Option not designated as an Incentive Stock Option is a Nonstatutory Stock Option.
(b)
Exercise Price. The Exercise Price for the Shares to be issued upon exercise of an Option will be determined by the Administrator and stated in the Award Agreement, subject to the following:
(i)
In the case of an Incentive Stock Option:
(1)
granted to an ISO Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary (a “Ten Percent Owner”), the Exercise Price for the Shares to be issued will be no less than 110% of the Fair Market Value per Share on the date of grant; and
(2)
granted to any ISO Employee other than a Ten Percent Owner, the Exercise Price for the Shares to be issued will be no less than 100% of the Fair Market Value per Share on the date of grant.
(ii)
In the case of a Nonstatutory Stock Option, the Exercise Price for the Shares to be issued will be no less than 100% of the Fair Market Value per Share on the date of grant.
(iii)
Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code or (ii) to a Service Provider that is not a U.S. taxpayer.
(c)
Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option. Unless the Administrator determines otherwise, the consideration may consist of any one or more or combination of the following, to the extent permitted by Applicable Laws:
(i)
cash;
(ii)
check or wire transfer;

(iii)
promissory note, if and to the extent approved by the Company;
(iv)
other Shares that have a fair market value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option will be exercised. To the extent not prohibited by the Administrator, this shall include the ability to tender Shares to exercise the Option and then use the Shares received on exercise to exercise the Option with respect to additional Shares;
(v)
consideration received by the Company under a cashless exercise arrangement (whether through a broker or otherwise) implemented by the Company for the exercise of Options that has been approved by the Administrator, if and to the extent permitted by the Company with respect to a particular Award;
(vi)
consideration received by the Company under a net exercise program under which Shares are withheld from otherwise deliverable Shares that has been approved by the Administrator, if and to the extent permitted by the Company with respect to a particular Award; and
(vii)
any other consideration or method of payment to issue Shares (provided that other forms of considerations may only be approved by the Administrator).

The Administrator has the power to remove or limit any of the above forms of consideration for exercising an Option, except for the payment of cash, at any time in its sole discretion.

(d)
Term of Option. The term of each Option will be determined by the Administrator and stated in the Award Agreement, provided that, in the case of an Incentive Stock Option: (a) granted to a Ten Percent Owner, the Option may not be exercisable after the expiration of 5 years from the date such Option is granted, or such shorter term as may be provided in the Award Agreement; and (b) granted to an ISO Employee other than a Ten Percent Owner, the Option may not be exercisable after the expiration of 10 years from the date such Option is granted term, or such shorter term as may be provided in the Award Agreement.
(e)
Incentive Stock Option Limitations.
(i)
To the extent that the aggregate fair market value of the shares with respect to which incentive stock options under Code Section 422(b) are exercisable for the first time by a Participant during any calendar year (under all plans and agreements of the Company Group) exceeds $100,000, the incentive stock options whose value exceeds $100,000 will be treated as nonstatutory stock options. Incentive stock options will be considered in the order in which they were granted. For this purpose, the fair market value of the shares subject to an option will be determined as of the grant date of each option.
(ii)
If an Option is designated in the Administrator action that granted it as an Incentive Stock Option but the terms of the Option do not comply with Sections 6(b) and 6(d), then the Option will not qualify as an Incentive Stock Option.
(f)
Exercise of Option. An Option is exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable Tax Withholdings). Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, despite the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. An Option may not be exercised for a fraction of a Share. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan (except as provided in Section 3(c)) and for purchase under the Option, by the number of Shares as to which the Option is exercised.
(i)
Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon such cessation as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within 30 days of such cessation, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6(d), as applicable) to the extent that the Option is vested on the date of cessation. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on the date of such cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(ii)
Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within 6 months of cessation, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6(d), as applicable) to the extent the Option is vested on the date of cessation. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on the date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii)
Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within 6 months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6(d), as applicable) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided the Administrator has permitted the designation of a beneficiary and provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If the Administrator has not permitted the designation of the beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If the Option is exercised pursuant to this Section 6(f)(iii), Participant’s designated beneficiary or personal representative shall be subject to the terms of this Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Service Provider. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(g)
Expiration of Options. Subject to Section 6(d), an Option’s Expiration Date will be set forth in the Award Agreement. An Option may expire before its expiration date under the Plan (including pursuant to Sections 6(f), 13, 14, or 17(d)) or under the Award Agreement.
(h)
Tolling of Expiration. If exercising an Option prior to its expiration is not permitted because of Applicable Laws, other than the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted, the Option will remain exercisable until 30 days after the first date on which exercise no longer would be prevented by such provisions; provided, however, that this tolling of expiration shall not apply if and to the extent the holder of such Option is a United States taxpayer and the tolling would result in a violation of Section 409A such that the Option would be subject to additional taxation or interest under Section 409A. If this would result in the Option remaining exercisable past its Expiration Date, then unless earlier terminated pursuant to Section 14, the Option will remain exercisable only until the end of the later of (x) the first day on which its exercise would not be prevented by Section 20(a) and (y) its Expiration Date.
7.
Stock Appreciation Rights.
(a)
Stock Appreciation Right Award Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the number of Shares subject to the Stock Appreciation Right, its per share Exercise Price, its Expiration Date, and such other terms and conditions as the Administrator determines.
(b)
Exercise Price. The Exercise Price of a Stock Appreciation Right will be determined by the Administrator, provided that in the case of a Stock Appreciation Right granted to a U.S. taxpayer, the Exercise Price will be no less than 100% of the Fair Market Value of a Share on the date of grant.
(c)
Payment of Stock Appreciation Right Amount. Payment upon Stock Appreciation Right exercise may be made in cash, in Shares (which, on the date of exercise, have an aggregate fair market value equal to the amount of payment to be made under the Award), or any combination of cash and Shares, with the determination of form of payment made by the Administrator. When a Participant exercises a Stock Appreciation Right, he or she will be entitled to receive a payment from the Company equal to:
(i)
the excess, if any, between the fair market value on the date of exercise over the Exercise Price multiplied by

(ii)
the number of Shares with respect to which the Stock Appreciation Right is exercised.
(d)
Exercise of Stock Appreciation Right. A Stock Appreciation Right is exercised when the Company receives a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Stock Appreciation Right. Shares issued upon exercise of a Stock Appreciation Right will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to a Stock Appreciation Right, despite the exercise of the Stock Appreciation Right. The Company will issue (or cause to be issued) such Shares promptly after the Stock Appreciation Right is exercised. A Stock Appreciation Right may not be exercised for a fraction of a Share. Exercising a Stock Appreciation Right in any manner will decrease (x) the number of Shares thereafter available under the Stock Appreciation Right by the number of Shares as to which the Stock Appreciation Right is exercised and (y) the number of Shares thereafter available under the Plan by the number of Shares issued upon such exercise.
(e)
Expiration of Stock Appreciation Rights. A Stock Appreciation Right’s Expiration Date will be set forth in the Award Agreement. A Stock Appreciation Right may expire before its expiration date under the Plan (including pursuant to Sections 13, 14, or 16(c)) or under the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.
(f)
Tolling of Expiration. If exercising a Stock Appreciation Right prior to its expiration is not permitted because of Applicable Laws, other than the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted, the Stock Appreciation Right will remain exercisable until 30 days after the first date on which exercise no longer would be prevented by such provisions; provided, however, that this tolling of expiration shall not apply if and to the extent the holder of such Stock Appreciation Right is a United States taxpayer and the tolling would result in a violation of Section 409A such that the Stock Appreciation Right would be subject to additional taxation or interest under Section 409A. If this would result in the Stock Appreciation Right remaining exercisable past its Expiration Date, then unless earlier terminated pursuant to Section 14, the Stock Appreciation Right will remain exercisable only until the end of the later of (x) the first day on which its exercise would not be prevented by Section 20(a) and (y) its Expiration Date.
8.
Restricted Stock.
(a)
Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the number of Shares subject to the Award of Restricted Stock and such other terms and conditions as the Administrator determines. For the avoidance of doubt, Restricted Stock may be granted without any Period of Restriction (e.g., fully vested stock bonuses). Unless the Administrator determines otherwise, Shares of Restricted Stock will be held in escrow while unvested.
(b)
Restrictions.

(i)
Except as provided in this Section 8(b) or the Award Agreement, while unvested, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated.
(ii)
While unvested, Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(iii)
Service Providers holding a Share covered by an Award of Restricted Stock will not be entitled to receive dividends and other distributions paid with respect to such Shares while such Shares are unvested, unless the Administrator provides otherwise. If the Administrator provides that dividends and distributions will be received and any such dividends or distributions are paid in cash they will be subject to the same provisions regarding forfeitability as the Shares with respect to which they were paid and if such dividend or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares with respect to which they were paid and, unless the Administrator determines otherwise, the Company will hold such dividends until the restrictions on the Shares with respect to which they were paid have lapsed.
(iv)
Except as otherwise provided in this Section 8(b) or an Award Agreement, a Share covered by each Award of Restricted Stock made under the Plan will be released from escrow when practicable after the last day of the applicable Period of Restriction.
(v)
The Administrator may impose (prior to grant) or remove (at any time) any restrictions on Shares covered by an Award of Restricted Stock.
9.
Restricted Stock Units.
(a)
Restricted Stock Unit Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units subject to the Award of Restricted Stock Units and such other terms and conditions as the Administrator determines.
(b)
Vesting Criteria and Other Terms. The Administrator will set vesting criteria, if any, that, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (that may include continued employment or service) or any other basis determined by the Administrator in its sole discretion.
(c)
Earning Restricted Stock Units. Upon meeting any applicable vesting criteria, the Participant will have earned the Restricted Stock Units and will be paid as determined in Section 9(d). The Administrator may reduce or waive any criteria that must be met to earn the Restricted Stock Units.
(d)
Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) set forth in the Award Agreement and determined by the Administrator. Unless otherwise provided in the Award Agreement, the Administrator may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

10.
Performance Awards.
(a)
Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the specify any time period during which any performance objectives or other vesting provisions, if any, will be measured (“Performance Period”), and such other terms and conditions as the Administrator determines.
(b)
Objectives or Vesting Provisions and Other Terms. The Administrator will set objectives or vesting provisions that, depending on the extent to which the objectives or vesting provisions are met, will determine the value of the payout for the Performance Awards. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (that may include continued employment or service) or any other basis determined by the Administrator in its sole discretion.
(c)
Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) specified in the Award Agreement. Payment with respect to earned Performance Awards will be made in cash, in Shares of equivalent value, or any combination of cash and Shares, with the determination of form of payment made by the Administrator at the time of payment or, in the discretion of the Administrator, at the time of grant.
(d)
Value of Performance Awards. Each Performance Award’s threshold, target, and maximum payout values will be established by the Administrator on or before the Grant Date.
(e)
Earning Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator may reduce or waive any performance objectives or other vesting provisions for such Performance Award.
11.
Leaves of Absence/ Reduced or Part-time Work Schedule/Transfer Between Locations/Change of Status.
(a)
Leaves of Absence/ Reduced or Part-time Work Schedule/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be adjusted or suspended during any unpaid leave of absence in accordance with the Company’s leave of absence policy in effect at the time of such leave. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or within the Company Group. In addition, unless the Administrator provides otherwise or as otherwise required by Applicable Laws, if, after the date of grant of a Participant’s Award, the Participant commences working on a part-time or reduced work schedule basis, the vesting of such Award will be adjusted in accordance with the Company’s reduced work schedule/ part-time policy then in effect. Adjustments or suspensions of vesting pursuant to this Section shall be accomplished in a manner that is exempt from or complies with the requirements of Code Section 409A and the regulations and guidance thereunder.
(b)
Employment Status. A Participant will not cease to be a Service Provider in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company (or member of the Company Group) or between the Company or any member of the Company Group.

(c)
Incentive Stock Options. With respect to Incentive Stock Options, no such leave may exceed 3 months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then 6 months following the first day of such leave any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
12.
Transferability of Awards. Unless determined otherwise by the Administrator, or otherwise required by Applicable Laws, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, the Award will be limited by any additional terms and conditions imposed by the Administrator. Any unauthorized transfer of an Award will be void.
13.
Adjustments; Dissolution or Liquidation.
(a)
Adjustments. If any extraordinary dividend or other extraordinary distribution (whether in cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, other change in the corporate structure of the Company affecting the Shares, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any of its successors) affecting the Shares occurs (including a Change in Control), the Administrator, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the Plan, will adjust the number and class of shares that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding Award, and the numerical Share limits in Section 3. Notwithstanding the foregoing, the conversion of any convertible securities of the Company and ordinary course repurchases of Shares or other securities of the Company will not be treated as an event that will require adjustment.
(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant, at such time prior to the effective date of such proposed transaction as the Administrator determines. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
14.
Change in Control or Merger.
(a)
Administrator Discretion. If a Change in Control or a merger of the Company with or into another entity occurs (each, a “Transaction”), each outstanding Award will be treated as the Administrator determines (subject to the provisions of this Section), without a Participant’s consent, including that such Award be continued by the successor corporation or a Parent or Subsidiary of the successor corporation (or an affiliate thereof) or that the vesting of any such Awards may accelerate automatically upon consummation of a Transaction.
(b)
Identical Treatment Not Required. The Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The

Administrator may take different actions with respect to the vested and unvested portions of an Award. The Administrator will not be required to treat all Awards similarly in the Transaction.
(c)
Continuation. An Award will be considered continued if, following the Change in Control or merger:
(i)
the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Transaction, the consideration (whether stock, cash, or other securities or property) received in the Transaction by holders of Shares for each Share held on the effective date of the Transaction (and if holders were offered a choice of consideration, the type of consideration received by the holders of a majority of the outstanding Shares) and the Award otherwise is continued in accordance with its terms (including vesting criteria), subject to Section 14(c)(iii) below and Section 13(a); provided that if the consideration received in the Transaction is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercising an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, or Performance Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Transaction; or
(ii)
the Award is terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Transaction. Any such cash or property may be subjected to any escrow applicable to holders of Common Stock in the Change in Control. If as of the date of the occurrence of the Transaction the Administrator determines that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The amount of cash or property can be subjected to vesting and paid to the Participant over the original vesting schedule of the Award.
(iii)
Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Transaction corporate structure will not invalidate an otherwise valid Award assumption.
(d)
Modification. The Administrator will have authority to modify Awards in connection with a Change in Control or merger:
(i)
in a manner that causes the Awards to lose their tax-preferred status,
(ii)
to terminate any right a Participant has to exercise an Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), so that following the closing of the Transaction the Option may only be exercised only to the extent it is vested;

(iii)
to reduce the Exercise Price subject to the Award in a manner that is disproportionate to the increase in the number of Shares subject to the Award, as long as the amount that would be received upon exercise of the Award immediately before and immediately following the closing of the Transaction is equivalent and the adjustment complies with U.S. Treasury Regulation Section 1.409A-1(b)(v)(D); and
(iv)
to suspend a Participant’s right to exercise an Option during a limited period of time preceding and or following the closing of the Transaction without Participant consent if such suspension is administratively necessary or advisable to permit the closing of the Transaction.
(e)
Non-Continuation. If the successor corporation does not continue an Award (or some portion such Award), the Participant will fully vest in (and have the right to exercise) 100% of the then-unvested Shares subject to his or her outstanding Options and Stock Appreciation Rights, all restrictions on 100% of the Participant’s outstanding Restricted Stock and Restricted Stock Units will lapse, and, regarding 100% of Participant’s outstanding Awards with performance-based vesting, all performance goals or other vesting criteria will be treated as achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In no event will vesting of an Award accelerate as to more than 100% of the Award. Unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if Options or Stock Appreciation Rights are not continued when a Change in Control or a merger of the Company with or into another corporation or other entity occurs, the Administrator will notify the Participant in writing or electronically that the Participant’s vested Options or Stock Appreciation Rights (after considering the foregoing vesting acceleration, if any) will be exercisable for a period of time determined by the Administrator in its sole discretion and all of the Participant’s Options or Stock Appreciation Rights will terminate upon the expiration of such period (whether vested or unvested).
15.
Outside Director Grants.
(a)
With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise outstanding Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on other outstanding Awards will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement, a Company policy related to Director compensation, or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, that specifically references this default rule.
(b)
No Outside Director may be paid, issued or granted, in any Fiscal Year, cash retainer fees and equity awards (including any Awards issued under this Plan) with an aggregate value greater than $750,000, increased to $1,000,000 in connection with his or her initial service (with the value of each equity award based on its grant date fair value (determined in accordance with U.S.

generally accepted accounting principles)). Any cash compensation paid or Awards granted to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Outside Director), will not count for purposes of the limitation under this Section 15(b).
16.
Tax Matters.
(a)
Withholding Requirements. Prior to the delivery of any Shares or cash under an Award (or exercise thereof) or such earlier time as any Tax Withholding are due, the Company may deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Tax Withholding with respect to such Award or Shares subject to an Award (including upon exercise of an Award).
(b)
Withholding Arrangements. The Administrator, in its sole discretion and under such procedures as it may specify from time to time, may elect to satisfy such Tax Withholding, in whole or in part (including in combination) by (without limitation) (i) requiring the Participant to pay cash, check or other cash equivalents, (ii) withholding otherwise deliverable cash (including cash from the sale of Shares issued to the Participant) or Shares having a fair market value equal to the amount required to be withheld or such greater amount (including up to a maximum statutory amount) as the Administrator may determine or permit if such amount does not result in unfavorable financial accounting treatment, as the Administrator determines in its sole discretion, (iii) forcing the sale of Shares issued pursuant to an Award (or exercise thereof) having a fair market value equal to the minimum statutory amount applicable in a Participant’s jurisdiction or any greater amount as the Administrator may determine or permit if such greater amount would not result in unfavorable financial accounting treatment, as the Administrator determines in its sole discretion, (iv) requiring the Participant to deliver to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or any greater amount as the Administrator may determine or permit if such greater amount would not result in unfavorable financial accounting treatment, as the Administrator determines in its sole discretion, (v) requiring the Participant to engage in a cashless exercise transaction (whether through a broker or otherwise) implemented by the Company in connection with the Plan, (vi) having the Company or a Parent or Subsidiary withhold from wages or any other cash amount due or to become due to the Participant and payable by the Company or any Parent or Subsidiary, or (vii) such other consideration and method of payment for the meeting of Tax Withholding as the Administrator may determine to the extent permitted by Applicable Laws, provided that, in all instances, the satisfaction of the Tax Withholding will not result in any adverse accounting consequence to the Company, as the Administrator may determine in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date the amount of tax to be withheld is calculated or such other date as Administrator determines is applicable or appropriate with respect to the Tax Withholding calculation.
(c)
Compliance With Code Section 409A. Unless the Administrator determines that compliance with Code Section 409A is not necessary, it is intended that Awards will be designed and operated so that they are either exempt or excepted from the application of Code Section 409A or comply with any requirements necessary to avoid the imposition of additional tax under Code Section 409A(a)(1)(B) so that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A and the Plan and each Award Agreement will be interpreted consistent with this intent. This Section 16(c) is not a guarantee to any Participant of the consequences of his or her Awards. In no event will the Company have any responsibility, liability or obligation to reimburse, indemnify or hold harmless Participant for any taxes that may be imposed or other costs that may be incurred, as a result of Section 409A.
17.
Other Terms.
(a)
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right regarding continuing the Participant’s relationship as a Service Provider with the Company or member of the Company Group, nor will they interfere with the Participant’s right, or the Participant’s employer’s right, to terminate such relationship at any time free from any liability or claim under the Plan.
(b)
Interpretation and Rules of Construction. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”
(c)
Plan Governs. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of any Grant Agreement, the terms and conditions of the Plan will prevail.
(d)
Forfeiture Events.
(i)
All Awards granted under the Plan will be subject to recoupment under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including without limitation to any reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 17(d)(i) is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a member of the Company Group.
(ii)
The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any specified action or inaction by a Participant that would constitute cause for termination of such Participant’s status as a Service Provider.
18.
Term of Plan. Subject to Section 21, the Plan will become effective upon the later to occur of (a) its adoption by the Board, (b) approval by the Company’s stockholders, or (c) as one business day prior to the Registration Date. The Plan will continue in effect until terminated under Section 19, but (i) no Incentive Stock Options may be granted after 10 years from the earlier of the Board or stockholder approval of the Plan and (ii) Section 3(b) relating to automatic share reserve increase will operate only until the tenth anniversary of the earlier of the Board or stockholder approval of the Plan.
19.
Amendment and Termination of the Plan.
(a)
Amendment and Termination. The Administrator, in its sole discretion, may amend, alter, suspend or terminate the Plan or any part thereof, at any time and for any reason.
(b)
Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.
(c)
Consent of Participants Generally Required. Subject to Section 19(d) below, no amendment, alteration, suspension or termination of the Plan or an Award under it will materially impair the rights of any Participant without a signed, written agreement authorized by the Administrator between the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it regarding Awards granted under the Plan prior to such termination.
(d)
Exceptions to Consent Requirement.
(i)
A Participant’s rights will not be deemed to have been materially impaired by any amendment, alteration, suspension or termination if the Administrator, in its sole discretion, determines that the amendment, alteration, suspension or termination taken as a whole, does not materially impair the Participant’s rights; and
(ii)
Subject to any limitations of Applicable Laws, the Administrator may amend the terms of any one or more Awards without the affected Participant’s consent even if it does materially impair the Participant’s right if such amendment is done
(1)
in a manner specified by the Plan,
(2)
to maintain the qualified status of the Award as an Incentive Stock Option under Code Section 422,
(3)
to change the terms of an Incentive Stock Option, if such change results in impairment of the Award only because it impairs the qualified status of the Award as an Incentive Stock Option under Code Section 422,
(4)
to clarify the manner of exemption from Code Section 409A or compliance with any requirements necessary to avoid the imposition of additional tax or interest under Code Section 409A(a)(1)(B), or
(5)
to comply with other Applicable Laws.
20.
Conditions Upon Issuance of Shares.
(a)
Legal Compliance. The Company will make good faith efforts to comply with all Applicable Laws related to the issuance of Shares. Shares will not be issued pursuant to an Award,

including without limitation upon exercise or vesting thereof, as applicable, unless the issuance and delivery of such Shares and exercise or vesting of the Award, as applicable, will comply with Applicable Laws. If required by the Administrator, issuance will be further subject to the approval of counsel for the Company with respect to such compliance. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any Applicable Laws, registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability regarding the failure to issue or sell such Shares as to which such authority, registration, qualification or rule compliance was not obtained and the Administrator reserves the authority, without the consent of a Participant, to terminate or cancel Awards with or without consideration in such a situation.
(b)
Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising such Award to represent and warrant during any such exercise or vesting that the Shares are being purchased only for investment and with no present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
(c)
Failure to Accept Award. If a Participant has not accepted an Award to the extent such acceptance has been requested or required by the Company or has not taken all administrative and other steps (e.g., setting up an account with a broker designated by the Company) necessary for the Company to issue Shares upon the vesting, exercise, or settlement of the Award prior to the date that a portion of the Award is scheduled to vest, then the portion of the Award scheduled to vest on such date will be cancelled on such date and the Shares subject to the Award covered by such portion immediately will revert to the Plan for no additional consideration unless otherwise provided by the Administrator.
21.
Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

OneStream, Inc.

2024 Equity Incentive Plan

NOTICE OF RESTRICTED STOCK UNIT AWARD AND

RESTRICTED STOCK UNIT AGREEMENT

Capitalized terms that are not defined in this Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Unit Award, the Non-U.S. Appendix attached hereto as Exhibit B and all other exhibits to these documents (all together, the “Agreement”) have the meanings given to them in the OneStream, Inc. 2024 Equity Incentive Plan (the “Plan”).

The Participant has been granted this Restricted Stock Unit (“RSU”) award according to the terms below and subject to the terms and conditions of the Plan and this Agreement, as follows:

Participant

Participant I.D.

Grant Number

Grant Date

Vesting Commencement Date

Number of RSUs Granted

Vesting Schedule:

Subject to the acceleration of vesting provisions herein, the RSUs subject to this Agreement will vest as follows:

[Insert Vesting Schedule]

If the Participant ceases to be a Service Provider for any or no reason before he or she fully vests in these RSUs, the unvested RSUs will terminate according to the terms of Section 5 of this Agreement.

The Participant’s signature below (or Participant’s electronic signature or other electronic acknowledgement or acceptance of this Agreement or Award) indicates that:

(i)
He or she agrees that this Restricted Stock Unit award is granted under and governed by the terms and conditions of the Plan and this Agreement, including their exhibits and appendices.

(ii)
He or she understands that the Company is not providing any tax, legal, or financial advice and is not making any recommendations regarding his or her participation in the Plan or his or her acquisition or sale of Shares.
(iii)
He or she has reviewed the Plan and this Agreement, has had an opportunity to obtain the advice of personal tax, legal, and financial advisors prior to signing this Agreement, and fully understands all provisions of the Plan and Agreement. He or she will consult with his or her own personal tax, legal, and financial advisors before taking any action related to the Plan.
(iv)
He or she has read and agrees to each provision of Sections 9, 10 and 11 of this Agreement.
(v)
He or she will notify the Company of any change to the contact address below.
(vi)
He or she acknowledges and agrees that unless otherwise required to comply with Applicable Laws, these RSUs will be subject to recoupment under any clawback policy that the Company adopts pursuant to Section 17(d) of the Plan.

PARTICIPANT

Signature

Address:

EXHIBIT A

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARD

1.
Grant. The Company grants the Participant an award of RSUs as described in the Notice of Grant. If there is a conflict between the Plan, this Agreement, or any other agreement with the Participant governing these RSUs, those documents will take precedence and prevail in the following order: (a) the Plan, (b) the Agreement, and (c) any other agreement between the Company and the Participant governing these RSUs.
2.
Company’s Obligation to Pay. Each RSU is a right to receive a Share or, in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of one Share, on the date it vests. Until an RSU vests, the Participant has no right to payment of the Share. Before a vested RSU is paid, the RSU is an unsecured obligation of the Company, payable (if at all) only from the Company’s general assets. A vested RSU will be paid to the Participant (or in the event of his or her death, to his or her estate or such other person as specified in Section 6 below) in whole Shares or cash. Subject to the provisions of Section 4(b) and notwithstanding anything in the Plan to the contrary, each vested RSU that has met all requirements for settlement under this Agreement (including with respect to RSUs that the Administrator determines will be settled in cash) will be settled no later than the applicable Settlement Deadline. “Settlement Deadline” with respect to a particular vested RSU means as soon as practicable after vesting (but no later than sixty (60) days following the vesting date (or, if earlier, no later than March 15 of the calendar year following the calendar year in which occurs the first date on which the applicable RSU is no longer subject to a substantial risk of forfeiture for purposes of Section 409A)). If any RSU has not met all the requirements for settlement under this Agreement in a manner that would allow it to be settled by the applicable Settlement Deadline, such RSU will be forfeited as of immediately following the applicable Settlement Deadline. In no event will Participant be permitted, directly or indirectly, to specify the taxable year or date of settlement of any RSUs under this Agreement. For the avoidance of doubt, there may be multiple Settlement Deadlines, with each such Settlement Deadline corresponding to a particular RSU.
3.
Vesting. These RSUs will vest only under the Vesting Schedule in the Notice of Grant, Section 4 of this Agreement, or Section 13 of the Plan. RSUs scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest unless the Participant continues to be a Service Provider until the time such vesting is scheduled to occur.
4.
Acceleration; Amendment.
(a)
Discretionary Acceleration or Amendment. The Administrator may, pursuant to its authority under, and in accordance with, Section 4(b)(v), Section 4(b)(ix), Section 4(b)(xiv) and Section 9(c) of the Plan, in its discretion, unilaterally (x) accelerate, in whole or in part, the vesting of these RSUs, (y) waive or decrease some or all of the requirements required for vesting of unvested RSUs at any time, or (z) waive or decrease some or all of the requirements for settlement of RSUs at any time, in each case, subject to the terms of the Plan but without the need for Participant consent in any instance, and subject to Section 13(j) of this Agreement; provided, however, that no such acceleration, waiver or decrease shall occur or be effective unless such modification would result in this RSU award remaining exempt or excepted from the requirements of Code Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Code Section 409A, or otherwise complying with Code Section

409A, in each case such that none of this Agreement, the RSUs provided under this Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Code Section 409A. If so modified, the vesting date with respect to the applicable RSUs will be deemed for all purposes of this Agreement to be the date specified by the Administrator (provided, that, for purposes of determining the applicable settlement deadline under Section 1 of this Agreement with respect to such RSUs, the vesting date will be deemed to be no later than the first date on which the RSUs are no longer subject to a substantial risk of forfeiture for purposes of Code Section 409A). The settlement of RSUs through Shares pursuant to this Section 4(a) shall in all cases be no later than the applicable settlement deadline as set forth in Section 1 of this Agreement and at a time or in a manner that is exempt from, or complies with, Code Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Agreement only by direct and specific reference to such sentence.
(b)
The Company’s intent is that this RSU award be exempt or excepted from the requirements of Code Section 409A. However, in an abundance of caution, the Company is including in this subsection, certain Code Section 409A rules that only apply if these RSUs are not exempt or excepted, and then only in certain circumstances. Specifically, Code Section 409A contains rules that must apply to these RSUs if (a) they are not exempt or excepted from Code Section 409A, (b) the Company has any stock that is publicly traded on an established securities market or otherwise at the time Participant’s service terminates, (c) Participant receives acceleration of vesting of these RSUs in connection with a termination of service, and (d) at the time of such termination, Participant is considered a “specified employee” under the Code Section 409A rules. Should these rules ever become applicable to Participant’s RSUs, then notwithstanding anything in the Plan, this Agreement or any other agreement (whether entered into before, on or after the Grant Date) to the contrary, if the vesting of these RSUs is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Code Section 409A, as determined by the Company), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Code Section 409A at the time of such termination as a Service Provider and (y) the settlement of such accelerated RSUs will result in the imposition of additional tax under Code Section 409A if such settlement is on or within the six (6) month period following Participant’s termination as a Service Provider, then the settlement of such accelerated RSUs will not occur until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless the Participant dies following his or her termination as a Service Provider, in which case, the Shares subject to these RSUs will be settled and issued to the Participant’s administrator or executor of his or her estate as soon as practicable following his or her death (subject to Section 6).
5.
Forfeiture upon Cessation of Status as a Service Provider. Upon the Participant’s termination as a Service Provider for any reason, these RSUs will immediately stop vesting and any of these RSUs that have not yet vested will be forfeited by the Participant for no consideration upon the date that Participant ceases to be a Service Provider for any reason, in all cases, subject to Applicable Laws. For the avoidance of doubt, service during any portion of the vesting period shall not entitle the Participant to vest in a pro rata portion of unvested RSUs. For purposes of the RSUs, the Participant’s status as a Service Provider will be considered to be terminated as of the date the Participant is no longer providing services to the Company, or if different, the Participant’s employer (the “Employer”) or the Subsidiary or Parent to which the Participant is providing services (the Employer, Subsidiary or Parent, as applicable, the “Service Recipient”) or other member of the Company Group (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is a Service Provider or the terms of the Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Administrator, the Participant’s right to vest in the RSUs under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is a Service Provider or the terms of the Participant’s employment or service agreement, if any). The Administrator shall have the exclusive discretion to determine when the Participant is no longer providing services for purposes of the RSUs (including whether the Participant may still be considered to be providing services while on a leave of absence).
6.
Death of Participant. Any distribution or delivery to be made to the Participant under this Agreement will, if he or she is then deceased, be made to the administrator or executor of his or her estate or, if the Administrator permits, his or her designated beneficiary, unless otherwise required to comply with Applicable Laws. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations that apply to the transfer.
7.
Tax Obligations.
(a)
Tax Withholding.
(i)
No Shares will be issued to the Participant until he or she makes satisfactory arrangements (as determined by the Administrator) for the payment of Tax Withholdings. If the Participant is a non-U.S. employee, the method of payment of Tax Withholdings may be restricted by any Appendix (as defined below). If the Participant fails to make satisfactory arrangements for the payment of any Tax Withholdings under this Agreement when any of these RSUs otherwise are supposed to vest or Tax Withholdings related to RSUs otherwise are due, he or she will permanently forfeit the applicable RSUs and any right to receive Shares under such RSUs, and such RSUs will be returned to the Company at no cost to the Company, to the extent permitted by Applicable Laws.
(ii)
The Company has the right (but not the obligation) to satisfy any Tax Withholdings by withholding from proceeds of a sale of Shares acquired upon payment of these RSUs arranged by the Company (on the Participant’s behalf pursuant to this authorization without further consent), and this will be the method by which such tax withholding obligations are satisfied until the Company determines otherwise, subject to Applicable Laws.
(iii)
The Company also has the right (but not the obligation) to satisfy any Tax Withholdings: (a) by reducing the number of Shares otherwise deliverable to the Participant; (b) by requiring payment by cash or check made payable to the Company and/or any Service Recipient with respect to which the withholding obligation arises; (c) by deduction of such amount from salary, wages or other compensation payable to the Participant; or (d) in any combination of the foregoing, or any other method determined by the Administrator to be compliance with Applicable Laws.
(iv)
The Company may withhold or account for Tax Withholdings by considering statutory or other withholding rates, including minimum or maximum rates applicable in the Participant’s jurisdiction(s). In the event of over-withholding, the Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock), or if not refunded, the Participant may seek a refund from the local tax authorities. In the event of under-withholding, the Participant may be required to pay any additional Tax Withholdings directly to the applicable tax authority or to the Company and/or the Employer(s). If the obligation for Tax Withholdings is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax Withholdings.
(v)
Further, if the Participant is subject to taxation in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, the Company or the Employer(s) or former Employer(s) may withhold or account for tax in more than one jurisdiction.
(vi)
Regardless of any action of the Company or the Employer(s), the Participant acknowledges that the ultimate liability for all Tax Withholdings and any and all additional taxes related to the Award, the Shares or other amounts or property delivered under the Award and the Participant’s participation in the Plan is and remains his or her responsibility and may exceed the amount actually withheld by the Company or the Employer(s). The Participant further acknowledges that the Company and the Employer(s) (1) make no representations or undertakings regarding the treatment of any Tax Withholdings in connection with any aspect of these RSUs and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of these RSUs to reduce or eliminate his or her liability for Tax Withholdings or achieve any particular tax result.
(b)
Code Section 409A. It is the intent of this Agreement that it and all issuances and benefits to U.S. taxpayers hereunder be exempt or excepted from the requirements of Code Section 409A pursuant to the “short-term deferral” exception under Code Section 409A, or otherwise be exempted or excepted from, or comply with, Code Section 409A, so that none of this Agreement, the RSUs provided under this Agreement, or Shares issuable thereunder will be subject to the additional tax imposed under Code Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or excepted, or to so comply. Each issuance upon settlement of the RSUs under this Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). In no event will any member of the Company Group have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes that may be imposed, or other costs incurred, on Participant as a result of Code Section 409A.
8.
Rights as Stockholder. The Participant’s or any other person’s rights as a stockholder of the Company (including the right to vote and to receive dividends and distributions) will not begin until Shares have been issued and recorded on the records of the Company or its transfer agents or registrars.
9.
Acknowledgements and Agreements. The Participant’s signature on the Notice of Grant accepting these RSUs indicates that:
(a)
HE OR SHE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THESE RSUS IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AND THAT BEING HIRED OR BEING GRANTED THESE RSUS WILL NOT RESULT IN VESTING.
(b)
HE OR SHE FURTHER ACKNOWLEDGES AND AGREES THAT THESE RSUS AND THIS AGREEMENT DO NOT CREATE AN EXPRESS OR IMPLIED PROMISE OF

CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL AND WILL NOT INTERFERE IN ANY WAY WITH HIS OR HER RIGHT OR THE RIGHT OF THE EMPLOYER(S) TO TERMINATE HIS OR HER RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, SUBJECT TO APPLICABLE LAWS.
(c)
The Participant agrees that this Agreement and its incorporated documents reflect all agreements on its subject matters and that he or she is not accepting this Agreement based on any promises, representations, or inducements other than those reflected in the Agreement.
(d)
The Participant agrees that the Company’s delivery of any documents related to the Plan or these RSUs (including the Plan, the Agreement, the Plan’s prospectus, and any reports of the Company provided generally to the Company’s stockholders) to him or her may be made by electronic delivery, which may include but does not necessarily include the delivery of a link to a Company intranet or to the Internet site of a third party involved in administering the Plan, the delivery of the document via email, or any other means of electronic delivery specified by the Company. If the attempted electronic delivery of such documents fails, the Participant will be provided with a paper copy of the documents. The Participant acknowledges that he or she may receive from the Company a paper copy of any documents that were delivered electronically at no cost to him or her by contacting the Company by telephone or in writing. The Participant may revoke his or her consent to the electronic delivery of documents or may change the electronic mail address to which such documents are to be delivered (if the Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e‑mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents.
(e)
The Participant may deliver any documents related to the Plan or these RSUs to the Company by e-mail or any other means of electronic delivery approved by the Administrator, but he or she must provide the Company or any designated third party administrator with a paper copy of any documents if his or her attempted electronic delivery of such documents fails.
(f)
The Participant accepts that all good faith decisions or interpretations of the Administrator regarding the Plan and Awards under the Plan are binding, conclusive, and final. No member of the Administrator will be personally liable for any such decisions or interpretations.
(g)
The Participant agrees that the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended, or terminated by the Company at any time, to the extent permitted by the Plan.
(h)
The Participant agrees that the grant of these RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past.
(i)
The Participant agrees that any decisions regarding future Awards will be in the Company’s sole discretion.
(j)
The Participant agrees that he or she is voluntarily participating in the Plan.

(k)
The Participant agrees that these RSUs and any Shares acquired under these RSUs, and the income from and value of same, are not intended to replace any pension rights or compensation.
(l)
The Participant agrees that these RSUs, any Shares acquired under these RSUs, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits, or similar payments.
(m)
The Participant agrees that the future value of the Shares underlying these RSUs is unknown, indeterminable, and cannot be predicted with certainty.
(n)
The Participant agrees that no member of the Company Group is liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of these RSUs or of any amounts due to him or her from the payment of these RSUs or the subsequent sale of any Shares acquired upon such payment.
(o)
Unless otherwise provided in the Plan or by the Administrator in its discretion, the RSUs and the benefits evidenced in this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.
(p)
The Participant agrees that he or she has no claim or entitlement to compensation or damages from any forfeiture of these RSUs resulting from the termination of his or her status as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where he or she is a Service Provider or the terms of his or her service agreement, if any).
10.
Data Privacy.
(a)
The Participant voluntarily consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement and any other Award materials (“Data”) by and among, as applicable, the Employer(s), the Company and any member of the Company Group for the exclusive purpose of implementing, administering, and managing his or her participation in the Plan.
(b)
The Participant understands that the Company and the Employer(s) may hold certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the exclusive purpose of implementing, administering, and managing the Plan.
(c)
The Participant understands that Data will be transferred to one or more stock plan service provider(s) selected by the Company, which may assist the Company with the implementation, administration, and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States)

may have different data privacy laws and protections than his or her country. The Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing his or her participation in the Plan.
(d)
The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that if he or she resides in certain jurisdictions outside the United States, to the extent required by Applicable Laws, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting these RSUs, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Participant understands that he or she is providing these consents on a purely voluntary basis. If the Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a Service Provider with the Employer(s) will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Company will not be able to grant him or her awards under the Plan or administer or maintain awards. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan (including the right to retain these RSUs). The Participant understands that he or she may contact his or her local human resources representative for more information on the consequences of his or her refusal to consent or withdrawal of consent.
11.
Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that he or she may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and the Participant’s country of residence, which may affect the Participant’s ability to acquire or sell Shares or rights to Shares (e.g., RSUs) under the Plan during such time as the Participant is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant placed before the Participant possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant should keep in mind third parties includes fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. The Participant is responsible for ensuring compliance with any applicable restrictions and should consult with his or her personal legal advisor on this matter.
12.
Foreign Asset/Account Reporting Requirements. Depending on the Participant’s country, the Participant may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the vesting of the RSUs, the acquisition, holding and/or transfer of Shares or cash resulting from participation in the Plan and/or the opening and maintaining of a brokerage or bank account in connection with the Plan. The Participant may be required to report such assets, accounts, account balances and values, and/or related transactions to the applicable authorities in his or her country. The Participant may also be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. The Participant acknowledges that he or she is responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting and other requirements. The Participant further understands that he or she should consult the Participant's personal tax and legal advisors, as applicable on these matters.
13.
Miscellaneous.
(a)
Address for Notices. Any notice to be given to the Company under the terms of this Agreement must be addressed to the Company at OneStream, Inc., 362 South Street, Rochester, Michigan 48307, USA until the Company designates another address in writing.
(b)
Non-Transferability of RSUs. These RSUs may not be transferred other than by will or the applicable laws of descent or distribution.
(c)
Binding Agreement. If any RSUs are transferred, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors, and assigns of the parties to this Agreement.
(d)
Additional Conditions to Issuance of Stock. In accordance with Section 20 of the Plan, if at any time the Company determines, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any U.S. or non-U.S. federal, state or local law the tax Code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. If any such listing, registration, qualification, rule compliance, clearance, consent or approval has not been completed by the applicable Settlement Deadline with respect to a Restricted Stock Unit in a manner that would allow it to be settled by the applicable Settlement Deadline, such Restricted Stock Unit will be forfeited as of immediately following the Settlement Deadline for no consideration and at no cost to the Company. Subject to the terms of this Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of a Restricted Stock Unit as the Administrator may establish from time to time for reasons of administrative convenience and any such certificate may be in book entry form.
(e)
Captions. Captions provided in this Agreement are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
(f)
Agreement Severable. If any provision of this Agreement is held invalid or unenforceable, that provision will be severed from the remaining provisions of this Agreement and the invalidity or unenforceability will have no effect on the remainder of the Agreement.
(g)
Non-U.S. Appendix. These RSUs are subject to any special terms and conditions set forth in any appendix to this Agreement for the Participant’s country (the “Appendix”). If the Participant relocates to a country included in the Appendix, the special terms and conditions for that country will apply to him or her to the extent the Company determines that applying such terms and conditions is necessary or advisable for legal or administrative reasons.
(h)
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing; provided, however, that no such imposition of other requirements shall occur or be effective unless such imposition would result in these RSUs remaining exempt or excepted from the requirements of Code Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Code Section 409A, or otherwise complying with Code Section 409A, in each case such that none of this Agreement, the RSUs provided under this Agreement, or Shares, cash or other property issuable hereunder will be subject to the additional tax imposed under Code Section 409A.
(i)
Choice of Law; Choice of Forum. The Plan, this Agreement, these RSUs, and all determinations made and actions taken under the Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under the Plan, the Participant's acceptance of these RSUs is his or her consent to the jurisdiction of the State of Delaware and his or her agreement that any such litigation will be conducted in the Delaware Court of Chancery or the federal courts for the United States for the District of Delaware and no other courts, regardless of where he or she is performing services.
(j)
Modifications to the Agreement. The Plan and this Agreement constitute the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Other than as specified in Section 19(d) of the Plan, modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything in the Plan or this Agreement to the contrary, but subject to Section 13(h), the Administrator may, without the consent of the Participant, modify this Agreement in any of the following manners: (a) take any action permitted by Section 4 of this Agreement, including to waive or decrease, in whole or in part, some or all of the requirements required for vesting of all or a portion of the unvested RSUs; or (b) waive or decrease some or all of the requirements for settlement of RSUs. The Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, to comply with Code Section 409A, to otherwise avoid imposition of any additional tax or income recognition under Code Section 409A in connection with these RSUs, or to comply with other Applicable Laws.
(k)
Waiver. The Participant acknowledges that a waiver by the Company of a breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement or of any subsequent breach of this Agreement by him or her.
(l)
Language. The Participant acknowledges that the Participant is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Participant to understand the terms of this Agreement. If Participant has received this

Agreement, or any other document related to these RSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

EXHIBIT B

APPENDIX TO RESTRICTED STOCK UNIT AGREEMENT

Terms and Conditions

This Appendix to Restricted Stock Unit Agreement (the “Appendix”) includes additional terms and conditions that govern these RSUs granted to the Participant under the Plan if he or she resides and/or works in one of the countries listed below on the Grant Date or he or she moves to one of the listed countries. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the same meanings as set forth in the Plan and the Agreement.

If the Participant is a citizen or resident of a country (or if the Participant is considered as such for local law purposes) other than the one in which the Participant is currently residing and/or working, or if the Participant transfers to another country after being granted the RSUs, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to the Participant.

Notifications

This Appendix may also include information regarding securities laws, exchange controls and certain other issues of which the Participant should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, and other Applicable Laws in effect in the respective countries as of _________, 20__. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information in this Appendix as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time the Participant vests in or sells the Shares acquired under the Plan.

In addition, the information contained in this Appendix is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure him or her of a particular result. The Participant is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to his or her situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers employment after these RSUs are granted, or is considered a resident of another country for local law purposes, the information in this Appendix may not apply to him or her, and the Administrator will determine to what extent the terms and conditions in this Appendix apply.

Countries

[Insert country-specific provisions]

ONESTREAM, INC.

2024 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

Capitalized terms that are not defined in this Notice of Stock Option Grant and Stock Option Agreement (the “Notice of Grant”), the Terms and Conditions of Stock Option Grant, the Non-U.S. Appendix attached hereto as Exhibit B and all other exhibits to these documents (all together, the “Agreement”) have the meanings given to them in the OneStream, Inc. 2024 Equity Incentive Plan (the “Plan”).

The Participant has been granted an Option according to the terms below and subject to the terms and conditions of the Plan and this Agreement:

Participant
Participant I.D.
Grant Number
Grant Date
Vesting Commencement Date
Number of Shares Granted
Exercise Price per Share
Total Exercise Price
Type of Option	Incentive Stock Option
Nonstatutory Stock Option
Expiration Date

Vesting Schedule:

Subject to the conditions set forth in this Agreement, this Option shall be exercisable, in whole or in part, according to the following vesting schedule (as such vesting schedule may be amended or modified from time to time in accordance with this Agreement and the Plan):

[Insert Vesting Schedule]

For the avoidance of doubt, in the event of any conflict, discrepancy, or inconsistency between the vesting schedule set forth above and the document or action of the Board or its authorized committee approving this Option pursuant to the Plan (the “Approval”), the Approval shall govern the initial vesting terms. Any portion of this Option that shall vest on a monthly basis per such vesting schedule shall vest on the same day of the applicable vesting month as the Vesting Commencement Date set forth above (and if there is no corresponding day, on the last day of such month), subject to Participant continuing to be a Service Provider through each such date.

In addition to the vesting terms set forth above for this award, this Option’s vesting will be accelerated in accordance with any vesting acceleration provisions approved by the Administrator. If the Participant ceases to be a Service Provider for any or no reason before he or she fully vests in this Option, the unvested portion of this Option will terminate according to the terms of Section 4 of this Agreement.

Adjustments to Vesting Schedule:

Notwithstanding the aforementioned vesting schedule, in accordance with Section 11 of the Plan, unless the Administrator provides otherwise or as otherwise required by Applicable Laws, (a) the vesting schedule of this Option will be adjusted or suspended during any leave of absence in accordance with the Company’s leave of absence and/or reduced work schedule and/or part-time policy in effect at the time of such leave and (b) if, after the Grant Date of this Option, Participant commences working on a part-time or reduced work schedule basis, the vesting schedule will be adjusted in accordance with the Company’s reduced work schedule/ part-time policy then in effect.

Exercise of Option:

(a)
If the Participant dies or his or her status as a Service Provider is terminated due to his or her Disability, the vested portion of this Option will remain exercisable for 12 months after the Participant ceases to be a Service Provider. For any other termination of status as a Service Provider, the vested portion of this Option will remain exercisable for 3 months after the Participant ceases to be a Service Provider.
(b)
If a Transaction occurs, Section 14 of the Plan may further limit this Option’s exercisability.
(c)
This Option will not be exercisable after the Expiration Date, except as may be permitted in accordance with Section 6(h) of the Plan (which tolls expiration in very limited cases when there are legal restrictions on exercise).

The Participant’s signature below (or Participant’s electronic signature or other electronic acknowledgement or acceptance of this Agreement or Award) indicates that:

(i)
He or she agrees that this Option is granted under and governed by the terms and conditions of the Plan and this Agreement, including their exhibits and appendices.
(ii)
He or she understands that the Company is not providing any tax, legal, or financial advice and is not making any recommendations regarding his or her participation in the Plan or his or her acquisition or sale of Shares.

(iii)
He or she has reviewed the Plan and this Agreement, has had an opportunity to obtain the advice of personal tax, legal, and financial advisors prior to signing this Agreement, and fully understands all provisions of the Plan and Agreement. He or she will consult with his or her own personal tax, legal, and financial advisors before taking any action related to the Plan.
(iv)
He or she has read and agrees to each provision of Sections 10, 11 and 12 of this Agreement.
(v)
He or she will notify the Company of any change to the contact address below.
(vi)
He or she acknowledges and agrees that this Option will be subject to recoupment under any clawback policy that the Company adopts pursuant to Section 17(d) of the Plan.

PARTICIPANT

Signature

Address:

EXHIBIT A

TERMS AND CONDITIONS OF STOCK OPTION GRANT

1.
Grant. The Company grants the Participant an Option to purchase Shares of Common Stock as described in the Notice of Grant. If there is a conflict between the Plan, this Agreement, or any other agreement with the Participant governing this Option, those documents will take precedence and prevail in the following order: (a) the Plan, (b) the Agreement, and (c) any other agreement between the Company and the Participant governing this Option.

If the Notice of Grant designates this Option as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an ISO under Code Section 422. Even if this Option is designated an ISO, to the extent it first become exercisable as to more than $100,000 in any calendar year, the portion in excess of $100,000 is not an ISO under Code Section 422(d) and that portion will be a Nonstatutory Stock Option (“NSO”). In addition, if the Participant exercises this Option after three (3) months have passed since he or she ceased to be an employee of the Company or a Parent or Subsidiary of the Company, it generally will no longer be an ISO (however, different rules apply to cessation of employee status due to death or Disability). If there is any other reason this Option (or a portion of it) will not qualify as an ISO, to the extent of such nonqualification, this Option will be an NSO. The Participant understands that he or she will have no recourse against the Administrator, any member of the Company Group, or any officer or director of a member of the Company Group if any portion of this Option is not an ISO.

2.
Vesting. This Option will only be exercisable (also referred to as vested) under the Vesting Schedule in the Notice of Grant, Section 3 of this Agreement, or Section 14 of the Plan. Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest unless the Participant continues to be a Service Provider until the time such vesting is scheduled to occur.
3.
Administrator Discretion. The Administrator has the discretion to accelerate the vesting of any portion of this Option. In that case, this Option will be vested as of the date and to the extent specified by the Administrator.
4.
Forfeiture upon Cessation of Status as a Service Provider. Upon the Participant’s termination as a Service Provider for any reason, this Option will immediately stop vesting and any portion of this Option that has not yet vested will be immediately forfeited for no consideration upon the date that Participant ceases to be a Service Provider for any reason, in all cases, subject to Applicable Laws. For purposes of this Option, the Participant’s status as a Service Provider will be considered to be terminated as of the date the Participant is no longer actively providing services to the Company, or if different, the Participant’s employer (the “Employer”) or the Subsidiary or Parent to which the Participant is providing services (the Employer, Subsidiary or Parent, as applicable, the “Service Recipient”) or other member of the Company Group (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is a Service Provider or the terms of the Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Administrator, the Participant’s right to vest in this Option under the Plan, if any, will terminate as of such date and the Participant’s right to exercise the Option after termination, if any, will be measured from such date, and will not be extended by any notice period (e.g., the Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the

Participant is a Service Provider or the terms of the Participant’s employment or service agreement, if any). The Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing services for purposes of this Option (including whether the Participant may still be considered to be providing services while on a leave of absence).
5.
Death of Participant. Any distribution or delivery to be made to the Participant under this Agreement will, if he or she is then deceased, be made to the administrator or executor of his or her estate or, if the Administrator permits, his or her designated beneficiary, unless otherwise required to comply with Applicable Laws. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations that apply to the transfer.
6.
Exercise of Option.
(a)
Right to Exercise. This Option may be exercised only before its Expiration Date and only under the Plan and this Agreement.
(b)
Method of Exercise. To exercise this Option, the Participant must deliver and the Administrator must receive an exercise notice according to procedures determined by the Administrator. The exercise notice must:
(i)
state the number of Shares as to which this Option is being exercised (“Exercised Shares”),
(ii)
make any representations or agreements required by the Company,
(iii)
be accompanied by a payment of the total exercise price for all Exercised Shares, and
(iv)
be accompanied by a payment of all required Tax Withholdings for all Exercised Shares.

This Option is exercised when both the exercise notice and payments due under Sections 6(b)(iii) and 6(b)(iv) have been received by the Company for all Exercised Shares. The Administrator may designate a particular exercise notice to be used, but until a designation is made, the exercise notice attached to this Agreement as Exhibit C may be used.

7.
Method of Payment. The Participant may pay the total exercise price for Exercised Shares by any of the following methods or a combination of methods:
(a)
cash;
(b)
check;
(c)
wire transfer;
(d)
consideration received by the Company under a formal cashless exercise program adopted by the Company; or

(e)
surrender of other Shares, as long as the Company determines that accepting such Shares does not result in any adverse accounting consequences to the Company. If Shares are surrendered, the value of those Shares will be the fair market value for those Shares on the date they are surrendered.

A non-U.S. resident’s methods of exercise may be restricted by the terms and condition of any appendix to this Agreement for the Participant’s country (the “Appendix”).

8.
Tax Obligations.
(a)
Tax Withholding.
(i)
No Shares will be issued to the Participant until he or she makes satisfactory arrangements (as determined by the Administrator) for the payment of Tax Withholdings. If the Participant is a non-U.S. employee, the method of payment of Tax Withholdings may be restricted by any Appendix. If the Participant fails to make satisfactory arrangements for the payment of any Tax Withholdings under this Agreement at the time of an attempted Option exercise, the Company may refuse to honor the exercise and refuse to deliver the Shares, to the extent permitted by Applicable Laws.
(ii)
The Company also has the right (but not the obligation) to satisfy any Tax Withholdings: (a) by reducing the number of Shares otherwise deliverable to the Participant; (b) by requiring payment by cash or check made payable to the Company and/or any Service Recipient with respect to which the withholding obligation arises; (c) by deduction of such amount from salary, wages or other compensation payable to the Participant; or (d) in any combination of the foregoing, or any other method determined by the Administrator to be compliance with Applicable Laws.
(iii)
The Company may withhold or account for Tax Withholdings by considering statutory or other withholding rates, including minimum or maximum rates applicable in the Participant’s jurisdiction(s). In the event of over-withholding, the Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock), or if not refunded, the Participant may seek a refund from the local tax authorities. In the event of under-withholding, the Participant may be required to pay any additional Tax Withholdings directly to the applicable tax authority or to the Company and/or the Employer(s). If the obligation for Tax Withholdings is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares exercised, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax Withholdings.
(iv)
Further, if the Participant is subject to taxation in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, the Company or the Employer(s) or former Employer(s) may withhold or account for tax in more than one jurisdiction.
(v)
Regardless of any action of the Company or the Employer(s), the Participant acknowledges that the ultimate liability for all Tax Withholdings and any and all additional taxes related to the Option, the Shares or other amounts or property delivered under the Option and the Participant’s participation in the Plan is and remains his or her responsibility and may exceed the amount actually withheld by the Company or the Employer(s). The Participant further acknowledges that the Company and the Employer(s) (1) make no representations or undertakings regarding the treatment of any Tax Withholdings in connection with any aspect of this Option; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate his or her liability for Tax Withholdings or achieve any particular tax result.
(vi)
For U.S. taxpayers, under Code Section 409A, a stock right (such as this Option) granted with a per share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the fair market value of an underlying share on the date of grant (a “discount option”) may be considered “deferred compensation.” A stock right that is a “discount option” may result in (1) income recognition by the recipient of the stock right prior to the exercise of the stock right, (2) an additional 20% U.S. federal income tax, and (3) potential penalty and interest charges. The “discount option” may also result in additional U.S. state income, penalty and interest tax to the recipient of the stock right. Participant is hereby notified that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the fair market value of a Share on the Grant Date in a later examination. Participant is hereby notified that if the IRS determines that this Option was granted with a per Share exercise price that was less than the fair market value of a Share on the Grant Date, Participant shall be solely responsible for Participant’s costs related to such a determination.
(b)
Tax Reporting. This Section 8(b) applies if the Participant is a U.S. income taxpayer. If this Option is partially or wholly an ISO, and if the Participant sells or otherwise disposes of any the Shares acquired by exercising the ISO portion on or before the later of (i) the date two (2) years after the Grant Date, or (ii) the date one (1) year after the date of exercise, he or she may be subject to withholding of Tax Withholdings by the Company on the compensation income recognized by him or her and must immediately notify the Company in writing of the disposition.
9.
Rights as Stockholder. The Participant’s or any other person’s rights as a stockholder of the Company (including the right to vote and to receive dividends and distributions) will not begin until Shares have been issued and recorded on the records of the Company or its transfer agents or registrars.
10.
Acknowledgements and Agreements. The Participant’s signature on the Notice of Grant accepting this Option indicates that:
(a)
HE OR SHE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THIS OPTION IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AND THAT BEING HIRED, GRANTED THIS OPTION, AND EXERCISING THIS OPTION WILL NOT RESULT IN VESTING.
(b)
HE OR SHE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AND AGREEMENT DO NOT CREATE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH HIS OR HER RIGHT OR THE RIGHT OF THE EMPLOYER(S) TO TERMINATE HIS OR HER RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, SUBJECT TO APPLICABLE LAWS.
(c)
The Participant agrees that this Agreement and its incorporated documents reflect all agreements on its subject matters and that he or she is not accepting this Agreement based on any promises, representations, or inducements other than those reflected in the Agreement.

(d)
The Participant understands that exercise of this Option is governed strictly by Sections 6, 7, and 8 of this Agreement and that failure to comply with those Sections could result in the expiration of this Option, even if an attempt was made to exercise.
(e)
The Participant agrees that the Company’s delivery of any documents related to the Plan or this Option (including the Plan, the Agreement, the Plan’s prospectus and any reports of the Company provided generally to the Company’s stockholders) to him or her may be made by electronic delivery, which may include but does not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail, or any other means of electronic delivery specified by the Company. If the attempted electronic delivery of such documents fails, the Participant will be provided with a paper copy of the documents. The Participant acknowledges that he or she may receive from the Company a paper copy of any documents that were delivered electronically at no cost to him or her by contacting the Company by telephone or in writing. The Participant may revoke his or her consent to the electronic delivery of documents or may change the electronic mail address to which such documents are to be delivered (if the Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e‑mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents.
(f)
The Participant may deliver any documents related to the Plan or this Option to the Company by e-mail or any other means of electronic delivery approved by the Administrator, but he or she must provide the Company or any designated third party administrator with a paper copy of any documents if his or her attempted electronic delivery of such documents fails.
(g)
The Participant accepts that all good faith decisions or interpretations of the Administrator regarding the Plan and Awards under the Plan are binding, conclusive, and final. No member of the Administrator will be personally liable for any such decisions or interpretations.
(h)
The Participant agrees that the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended, or terminated by the Company at any time, to the extent permitted by the Plan.
(i)
The Participant agrees that the grant of this Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past.
(j)
The Participant agrees that any decisions regarding future Awards will be in the Company’s sole discretion.
(k)
The Participant agrees that he or she is voluntarily participating in the Plan.
(l)
The Participant agrees that this Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation.
(m)
The Participant agrees that this Option, any Shares acquired under the Plan, and their income and value are not part of normal or expected compensation for any purpose, including for calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits, or similar payments.

(n)
The Participant agrees that the future value of the Shares underlying this Option is unknown, indeterminable, and cannot be predicted with certainty.
(o)
The Participant understands that if the underlying Shares do not increase in value, this Option will have no intrinsic monetary value.
(p)
The Participant understands that if this Option is exercised, the value of each Share received on exercise may increase or decrease in value, even below the Exercise Price.
(q)
The Participant agrees that no member of the Company Group is liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of this Option or of any amounts due to him or her from the exercise of this Option or the subsequent sale of any Shares acquired upon exercise.
(r)
Unless otherwise provided in the Plan or by the Administrator in its discretion, this Option and the benefits evidenced in this Agreement do not create any entitlement to have this Option or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.
(s)
The Participant agrees that he or she has no claim or entitlement to compensation or damages from any forfeiture of this Option resulting from the termination of his or her status as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where he or she is a Service Provider or the terms of his or her service agreement, if any).
11.
Data Privacy.
(a)
The Participant voluntarily consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement and any other Award materials (“Data”) by and among, as applicable, the Employer(s), the Company and any member of the Company Group for the exclusive purpose of implementing, administering, and managing his or her participation in the Plan.
(b)
The Participant understands that the Company and the Employer(s) may hold certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the exclusive purpose of implementing, administering, and managing the Plan.
(c)
The Participant understands that Data will be transferred to one or more a stock plan service provider(s) selected by the Company, which may assist the Company with the implementation, administration, and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than his or her country. The Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing his or her participation in the Plan.
(d)
The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that if he or she resides in certain jurisdictions outside the United States, to the extent required by Applicable Laws, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting this Option, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Participant understands that he or she is providing these consents on a purely voluntary basis. If the Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a Service Provider with the Employer(s) will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Company will not be able to grant him or her awards under the Plan or administer or maintain awards. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan (including the right to retain this Option). The Participant understands that he or she may contact his or her local human resources representative for more information on the consequences of his or her refusal to consent or withdrawal of consent.
12.
Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that he or she may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and the Participant’s country of residence, which may affect the Participant’s ability to acquire or sell Shares or rights to Shares (e.g., this Option) under the Plan during such time as the Participant is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant placed before the Participant possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant should keep in mind third parties includes fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. The Participant is responsible for ensuring compliance with any applicable restrictions and should consult with his or her personal legal advisor on this matter.

13.
Foreign Asset/Account Reporting Requirements. Depending on the Participant’s country, the Participant may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the vesting or exercise of this Option, the acquisition, holding and/or transfer of Shares or cash resulting from participation in the Plan and/or the opening and maintaining of a brokerage or bank account in connection with the Plan. The Participant may be required to report such assets, accounts, account balances and values, and/or related transactions to the applicable authorities in his or her country. The Participant may also be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. The Participant acknowledges that he or she is responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting and other requirements. The Participant further understands that he or she should consult the Participant's personal tax and legal advisors, as applicable on these matters.
14.
Miscellaneous
(a)
Address for Notices. Any notice to be given to the Company under the terms of this Agreement must be addressed to the Company at OneStream, Inc., 362 South Street, Rochester, Michigan 48307, USA until the Company designates another address in writing.
(b)
Non-Transferability of Option. This Option may not be transferred other than by will or the applicable laws of descent or distribution and may be exercised during the lifetime of the Participant only by him or her or his or her representative following a Disability.
(c)
Binding Agreement. If this Option is transferred, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors, and assigns of the parties to this Agreement.
(d)
Additional Conditions to Issuance of Stock. In accordance with Section 20 of the Plan, if at any time the Company determines, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any U.S. or non-U.S. federal, state or local law the tax Code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company.
(e)
Captions. Captions provided in this Agreement are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
(f)
Agreement Severable. If any provision of this Agreement is held invalid or unenforceable, that provision will be severed from the remaining provisions of this Agreement and the invalidity or unenforceability will have no effect on the remainder of the Agreement.
(g)
Non-U.S. Appendix. This Option is subject to any special terms and conditions set forth in any Appendix. If the Participant relocates to a country included in the Appendix, the special terms and conditions for that country will apply to him or her to the extent the Company determines that applying such terms and conditions is necessary or advisable for legal or administrative reasons.

(h)
Imposition of Other Requirements. The Company reserves the right to impose other requirements on this Option and the Shares subject to this Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
(i)
Choice of Law; Choice of Forum. The Plan, this Agreement, this Option, and all determinations made and actions taken under the Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under the Plan, the Participant's acceptance of this Option is his or her consent to the jurisdiction of the State of Delaware and his or her agreement that any such litigation will be conducted in the Delaware Court of Chancery or the federal courts for the United States for the District of Delaware and no other courts, regardless of where he or she is performing services.
(j)
Modifications to the Agreement. The Plan and this Agreement constitute the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Other than as specified in Section 19(d) of the Plan, modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. The Company reserves the right to revise the Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, to comply with Code Section 409A, to otherwise avoid imposition of any additional tax or income recognition under Code Section 409A in connection with this Option, or to comply with other Applicable Laws.
(k)
Waiver. The Participant acknowledges that a waiver by the Company of a breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement or of any subsequent breach of this Agreement by him or her.
(l)
Language. If Participant has received this Agreement, or any other document related to this Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

EXHIBIT B

APPENDIX TO STOCK OPTION AGREEMENT

Terms and Conditions

This Appendix to Stock Option Agreement (the “Appendix”) includes additional terms and conditions that govern this Option granted to the Participant under the Plan if he or she resides in one of the countries listed below on the Grant Date or he or she moves to one of the listed countries. Unless otherwise defined herein, capitalized terms sued but not defined herein shall have the same meanings as set forth in the Plan and this Agreement.

If the Participant is a citizen or resident of a country (or if the Participant is considered as such for local law purposes) other than the one in which the Participant is currently residing and/or working, or if the Participant transfers to another country after being granted the Option, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to the Participant.

Notifications

This Appendix may also include information regarding exchange controls and certain other issues of which the Participant should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, and other Applicable Laws in effect in the respective countries as of _________, 20__. Such Applicable Laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information in this Appendix as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time the Participant sells Shares acquired under the Plan.

In addition, the information contained in this Appendix is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure him or her of a particular result. The Participant is advised to seek appropriate professional advice as to how the Applicable Laws in his or her country may apply to his or her situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working, transfers employment after this Option is granted, or is considered a resident of another country for local law purposes, the information in this Appendix may not apply to him or her, and the Administrator will determine to what extent the terms and conditions in this Appendix apply.

Countries

[Insert country-specific provisions]

EXHIBIT C

ONESTREAM, INC.

2024 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

OneStream, Inc.

362 South Street

Rochester, Michigan 48307

Attention: Stock Administration

Purchaser Name:
Grant Date of Stock Option (the “Option”):
Grant Number:
Exercise Date:
Number of Shares Exercised:
Per Share Exercise Price:
Total Exercise Price:
Exercise Price Payment Method:
Tax Withholdings Payment Method:

The information in the table above is incorporated in this Exercise Notice.

1.
Exercise of Option. Effective as of the Exercise Date, I elect to purchase the Number of Shares Exercised (“Exercised Shares”) under the Stock Option Agreement for this Option (the “Agreement”) for the Total Exercise Price. Capitalized terms used but not defined in this Exercise Notice have the meanings given to them in the 2024 Equity Incentive Plan (the “Plan”) and/or the Agreement.
2.
Delivery of Payment. With this Exercise Notice, I am delivering the Total Exercise Price and any required Tax Withholdings to be paid in connection with the purchase of the Exercised Shares. I am paying my total purchase price by the Exercise Price Payment Method and the Tax Withholdings by the Tax Withholdings Payment Method.
3.
Representations of Purchaser. I acknowledge that:
(a)
I have received, read, and understood the Plan and the Agreement and agree to be bound by their terms and conditions.
(b)
The exercise will not be completed until this Exercise Notice, Total Exercise Price, and all Tax-Related Payments are received by the Company.

(c)
I have no rights as a stockholder of the Company (including the right to vote and receive dividends and distributions) on the Exercised Shares until the Exercised Shares have been issued and recorded on the records of the Company or its transfer agents or registrars.
(d)
No adjustment will be made for a dividend or other right for which the record date is before the date of issuance, except for adjustments under Section 13 of the Plan.
(e)
There may be adverse tax consequences to exercising this Option, and I am not relying on the Company for tax advice and have had an opportunity to obtain the advice of personal tax, legal, and financial advisors prior to exercising.
(f)
The modification and choice of law provisions of the Agreement also govern this Exercise Notice.
4.
Entire Agreement; Choice of Law; Choice of Forum. The Plan and the Agreement are incorporated by reference. This Exercise Notice, the Plan, and the Agreement are the entire agreement of the parties with respect to this Options and this exercise and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to their subject matter. The Plan, the Agreement, and this Exercise Notice, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under the Plan (including without limitation under this Exercise Notice), the Participant consents to the jurisdiction of the State of Delaware and any such litigation being conducted in the Delaware Court of Chancery or the federal courts for the United States for the District of Delaware and no other courts, regardless of where he or she is performing services.

Submitted by:

PURCHASER

Signature

Address: